VANTAGE

Jensyn | BAE Energy

Investor Presentation

January 2018


DUNCAN
FORM 2S

VANTAGE

DISCLAIMER

- Certain statements contained in this presentation or in other documents of BAE Energy Management ("BAE" or "Company"), along with certain statements that may be made by management of the Company orally in presenting this material, regarding, among other matters, management's plans and strategies, may contain "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historic or current facts. They use words such as "estimate," "expect," "intend," "believe," "plan," "anticipate," "project" and other words and terms of similar meaning. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties, including those set forth in the prospectus for the Company's offering.
- Because actual results are affected by these and other potential risks, contingencies and uncertainties, the Company cautions investors that actual results may differ materially from those expressed or implied in any forward-looking statement. It is not possible to predict or identify all such risks, contingencies and uncertainties.
- The Company assumes no obligation to update or revise, publicly or otherwise, any forward-looking statements as circumstances change or as a result of subsequent events.
- Prior returns are not indicative of future performance.
- Jensyn Acquisition Corp. ("Jensyn") has filed with the SEC a preliminary proxy statement in connection with the proposed business combination with BAE and other matters and will mail a definitive proxy statement and other relevant documents to its stockholders when they become available. Jensyn's stockholders and other interested persons are advised to read the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement in connection with Jensyn's solicitation of proxies for its stockholders' meeting to be held to approve, among other things, the proposed business combination because the proxy statement will contain important information about Jensyn, BAE and the business combination. Stockholders may obtain a free copy of the proxy statement, as well as other filings containing information about Jensyn, without charge, at the SEC's Internet site (www.sec.gov). Copies of the proxy statement can also be obtained, without charge, by directing a request to Lynne Radwanski, Secretary, Jensyn Acquisition Corp., 800 West Freehold Road, Suite 204 Freehold, New Jersey 07728. Jensyn and its directors and executive officers and BAE and its members and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Jensyn in connection with the proposed business combination. Information regarding the special interests of these directors, members and executive officers in the business combination is included in the preliminary proxy statement referred to above which has been filed with the SEC.


SNAPSHOT

VANTAGE

BAE is a leading financing, service provider, and marketing aggregator in the retail energy sector in the US, servicing small to mid-size Energy Service Companies (ESCOs). BAE Energy Management ("BAE" or "Company") is combining with Jensyn Acquisition ("Jensyn") and being renamed Vantage Energy Fund.

THE OPPORTUNITY

- Expect $1.00 per common share annual dividend, payable monthly, for the first year
  - 10% annualized dividend yield vs comps' average of 7.53%[1]
  - Representing a distributable cash flow payout ratio of only 73.61% through 2018[2]
- Attractive discounts to comps
  - BAE Energy Service priced at 4.33x EV/EBITDA (2018FY) vs comps' average of 7.66x
  - Vantage Commodities priced at 8.00x Net Income (2018FY) vs comps' average of 10.79x
- Strong growth characteristics – Energy Services Adjusted EBITDA
  - $8.4M in 2014 to $16.3M in 2020 (11.6% CAGR)
- Additional upside from Financial Services (Vantage commodity credit facility business)
  - Completed restructuring of business acquired in 2016, now run rate profitable
  - Expect to triple ($35M to $107M) lending to clients through 2020
  - Financial Services: 56% expected revenue CAGR from 2017 to 2020
- Additional upside from BAE ESCO services growth
  - Full-service back office
  - Proprietary software suite

Note: 1.represents the average current yield of energy and specialty finance companies; 2. assumes dividend distribution starts in 03/01/2018. See Page 26 for details


TRANSACTION
OVERVIEW

VANTAGE

- BAE is being acquired by Jensyn Acquisition ("Jensyn") at an enterprise value of approximately $123.9 million, inclusive of Jensyn participation
  - 4.4 million LLC units issued to BAE owners convertible into Jensyn shares (results in 54.9% ownership of Jensyn subject to adjustments for shares redeemed and meeting customary working capital and debt targets)
  - $60.0 million in BAE net debt assumed, including $17.7 million in a commodity-backed line[1]
- Cash from Jensyn trust being used for growth and working capital
- Up to 2 million earn-out shares based on 20% annual stock price and/or cash dividend increase over three years
- 300,000 bonus common shares based on an average VWAP over a ten day period pre-closing common stock price exceeding $12.00 and 300,000 additional bonus shares if average VWAP common stock price exceeds $13.00

Note: 1. As of 09/30/2017

VANTAGE



TRANSACTION DETAILS

Pro-Forma Cap Table

	Pre-Transaction	Post-Transaction Per Base Deal*	%
BAE Members	-	4,400,000	54.9%
IPO Shares	3,900,000	1,932,367	24.1%
IPO Rights	-	390,000	4.9%
Private Placement Shares	294,500	294,500	3.7%
Private Placement Rights	-	29,450	0.4%
Founders/Transferees	975,000	975,000	12.2%
Total Shares	5,169,500	8,021,317	100%

Sources & Uses

Sources of Proceeds		
Cash in Trust	$	41,019,387
Total	**$**	**41,019,387**
Uses of Proceeds		
SPAC Redemption	$	20,699,499
Cash on Balance Sheet		16,030,749
Legal, Financials and Other Transaction Expenses		3,509,139
Deferred Underwriter Compensation		780,000
Total	**$**	**41,019,387**

Note: Base deal assumes 1,967,633 shares redeemed leaving 1,932,367 IPO shares outstanding


INVESTMENT
HIGHLIGHTS

VANTAGE

ATTRACTIVE INVESTMENT OPPORTUNITY

- Combination of cash yield and growth
- Expect to pay a dividend of $1.00 per common share in Year 1 paid monthly
- Representing a 25%-40% valuation discount to public comps[1]

UNIQUE BUSINESS MODEL

- One-stop solution for small to medium energy service companies ("ESCOs")
- Preferred supply line provider
- Advantageous market intelligence data position

SEASONED TEAM

- 20 + years of profitable operations
- Deep connection in the utility industry with extensive experience in energy logistics
- Strong credit and risk experience

COMPELLING GROWTH POTENTIAL

- Leverage BAE market position
- Support expanded clean energy portfolio
- Deploy proprietary technology

Note: 1. See page 26 and27 for details


EXPERIENCED
MANAGEMENT
TEAM

VANTAGE

A strong management team with experience in energy

Victor Ferreira



Chairman and Chief Executive Officer

- Founder of Big Apple Energy
- Retail Energy Specialist active in industry collaboratives and regulatory conferences, focused on improving and expanding the deregulated energy market
- BAE back-office support instrumental in the client growth of a number of large companies in the ESCO space

Sumit Takkar



President

- Seasoned private debt professional with over 10 years of experience in origination, structuring, underwriting, and portfolio management
- Extensive experience in closing and managing transactions across different industries with a focus in energy sector
- Founded a structured finance group at Maple Financial, a $10 billion global financial organization. Served as a Director at LS Power Group, a highly regarded investment firm in the energy sector, and was responsible for leading secured debt investing

Fernanda Ferreira



Chief Financial Officer

- Chief Operating Officer at Big Apple Energy
- 22-year career in audit and securitization at Deloitte
- Oversaw Asset Securitization Group with responsibilities for SEC filing and deal origination


EXPERIENCED
MANAGEMENT
TEAM

VANTAGE

A strong management team with experience in energy

John Cooper



Chief Operating Officer and Director

- Co-Founder of City Power & Gas, an ESCO serving the New York electricity and natural gas markets in the Northeastern United States
- Founder of MCJ Consulting, an Arizona-based consultancy firm providing COO/CFO advisory services predominantly in the start-up to growth phases
- Former buy-side investment banker focused on private equity

Kathy Qin



Chief Risk Officer

- Over 10 years of credit risk management experience in the Energy sector
- Detailed knowledge of Commodity Market (Power, Nat Gas, Oil and Renewables)
- Key member in credit team on structured transactions
- Lead member of team responsible for integration of various risk data functions
- Former senior credit analyst at Direct Energy, one of the largest energy retailers in the U.S.


BOARD OF
DIRECTORS

VANTAGE

Puneet Sanan

Director

- Seasoned private equity investor with 20 years experience in leveraged/corporate finance and investment banking
- Managing director of MVC Capital (NYSE: MVC), which he joined in 2004 and serves on the Board of Directors of several U.S. and European portfolio companies. He is also co-head of specialty chemicals investment verticals at Public Pension Capital
- Previously was an Associate Director at UBS Warburg where he advised on leveraged buyouts, mergers and acquisitions. Holds a Bachelor of Engineering degree in Chemical Engineering from Panjab University and an MBA in Finance from the University of Texas at Austin

Daniel Alper

Director

- Has been a Senior Advisor to GPB Energy Holdings, LLC, formulating strategy and leading the retail energy group since 2017
- Was a Founder and Managing Partner of Ibex Financial Partners LLC, a loan originator and investment manager formed at the request of Credit Suisse from 2005 to 2009
- Holds a LL.M. (in taxation) from New York University School of Law, a law degree from The American University Washington College of Law, and a Bachelor's degree from The American University

Karen Ferreira

Director

- Owns 50% of BAE[1]
- Has been intimately involved in BAE since its inception
- Has been a Health Educator for over 25 years. She serves on the Health Advisor Board and has chaired numerous committees focused on the challenges facing adolescents. She has also been an adjunct professor at Hunter College.
- Has earned a B.A. from Hartford University and a Masters in Health Education from Columbia University's Teachers College

Note: 1. Other 50% owned by her husband Victor Ferreira, CEO


BOARD OF
DIRECTORS

VANTAGE

Stephen B. Grossman — **Director**

- Over 50 years of experience as both a principal and advisor to middle-market businesses.
- Founded Glenwood Capital in 2003 as a corporate finance advisor specializing in the needs of middle-market businesses and their owners
- Previously, he served as Managing Director of Lincolnshire Equity, a leading private equity firm with over $900 million invested in 55 companies from 1986 to 2003. Earlier in his career, Mr. Grossman was the Managing Partner, and then Senior Partner, of two prominent accounting firms
- Past and present board affiliations include: Janus Hotels & Resorts, Inc. (NASDAQ SCM), Custom Alloy Corporation, US Gas and Electric, Conway Acquisition Corp., Guilford Manufacturing, Midlantic Bank (later merged with PNC Bank), Chelsea Bank, Monmouth Medical Services, Roundabout Theatre of New York City, and Vantage Commodities

Edward Ribadeneira — **Director**

- Seasoned attorney with over 20 years of experience in business law and consulting
- Has assisted numerous companies in mergers and acquisitions (M&A), private financing, and the day-to-day operations
- Operates Ribadeneira Law Officer, P.C., a private law practice located in Scottsdale, Arizona focusing on business law since 2010
- Holds a Bachelor of Science in Business Administration from the University of Arizona and Juris Doctor from California Western School of Law

VANTAGE

COMPANY OVERVIEW

WHO ARE WE?

BAE is a leader in providing financing and administrative services to energy-related companies in the highly-fragmented retail energy sector. BAE is changing the landscape of how clients buy, sell, produce, consume, and manage energy and energy services.






NATURAL GAS

ESCO INDUSTRY OVERVIEW

VANTAGE

- Energy deregulation took place in the U.S. during 1980s
- Deregulation gave customers the right to choose their own natural gas and power suppliers
- Suppliers are motivated to differentiate themselves by offering competitive products in the marketplace
- Customers typically respond favorably to energy bill price protection and discounts, and have shown willingness to pay premium rates for renewable energy
- Newer market participants face increasingly higher barriers to entry and growth due to regulatory requirements, lack of small-scale financing, and increasing demand for sophisticated offerings
- Mid to large-tier market participants are burdened by high legacy SG&A footprints and reliance on broker channels


WA
OR^
ID
MT
ND
SD
WY
NE
NV
UT
CO
CA*
AZ
NM
KS
OK
TX**
MN
WI
IA
IL
MO
AR
LA
MI*
IN
OH*
KY
TN
AL
MS
GA
FL
SC
NC
VA
WV
PA
NY
ME
Electric & Natural Gas
Natural Gas Only
Electric Only
* Electric Deregulation Suspended
** Natural Gas Partial Choice
^ Electric Partial Choice


Energy Generation
Retail Energy Supplier
Transmission
Local Utility
Consumer

Our Clients


CURRENT SELECTOR
MODULATION
INCREASE
MAIN SWITCH
ON OFF

OUR FOOTPRINT

VANTAGE

Stable client portfolio across 10 states and over 25 different utility territories


WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
SC
NC
VA
WV
PA
NY
ME
NJ
DE
MD
DC
RI
VT
FL
AK
HI

- New York
- New Jersey
- Connecticut
- Massachusetts
- Maine
- Pennsylvania
- Maryland
- Ohio
- Illinois
- Texas



CURRENT CORPORATE STRUCTURE

VANTAGE


BAE Energy Management, LLC
Big Apple Energy, LLC
Clear Choice Energy, LLC
Carbon Capture Resources, LLC[1] (15% Ownership)
Vantage Commodities Financial Services, LLC
Energy Services
Financial Services

Note: 1. Big Apple Energy is negotiating the purchase of 15% of Carbon Capture Resources


COMPANY
HISTORY

VANTAGE

BAE has built the leading full-service solution for small to mid-size ESCOs

1998

Big Apple Energy Founded

Provides back-office and consulting service to small to medium-size ESCOs

2004

Clear Choice Energy Founded

Created to provide credit and supply services for the electric retail energy segment

2016

Vantage Commodities Financial Services Purchased

Innovative specialty financing company that provides supply and working capital facilities to ESCOs

BAE is an early mover in recognizing the value of providing a full-service solution to ESCOs, including financing, purchasing, managing regulatory compliance, CRM, pricing, and hedging operations


CUSTOMER
LIFECYCLE

VANTAGE

Full-Service Customized Solutions Support Customer Growth

Phase I

10,000 – 100,000 RCEs*

- Consulting
- Back-office operations
- Funding

Phase II

100,000 – 300,000 RCEs

- Back-office operations
- Funding

Phase III

300,000 – 1,000,000 RCEs

- Funding

*RCE: residential customer equivalent, a single RCE represents 1,000 therms of natural gas or 10,000 kwh of electricity

BUSINESS MODEL

VANTAGE

BAE has been a provider of full-service solutions to small and medium-sized ESCOs for over 15 years

- **Consulting & Logistic Services, Recurring Monthly Fees**
  - Regulatory compliance support
  - Provides comprehensive back-office services including purchasing, load forecasting, scheduling, hedging, pipeline optimization, balancing, and settlements, as well as market intelligence
- **Energy Aggregation, Commodities Margin**
  - Bulk purchase and resell power
- **Structured Lending/Mezzanine Financing, Secured Coupon**
  - Provides tailored credit
  - Earns further equity participation

FULL-SUITE BACK OFFICE SERVICES



VANTAGE

- **Purchasing:** aggregates the natural gas and electrical purchase requirements for clients, allowing them to secure a lower cost supply
- **Load Forecasting:** evaluates clients' customer loads to ensure adequate delivery of natural gas to the end-use customer
- **Scheduling:** coordinates deliveries on various pipeline systems, moving supplies from the production to market areas utilizing the least cost optimization approach
- **Hedging:** offers clients the ability to offer fixed-price contracts to end-use consumers at lower volume of contracts by folding their position into BAE's portfolio
- **Balancing and Settlement:** provides extensive financial data to clients by taking a 360-degree view of cost inputs and settlements with the utility companies
- **Market Intelligence:** actively collaborate with a number of utility and regulatory bodies at the state and local level in an effort to improve the deregulated energy markets and represent the clients' interests; access to various industry news services
- **Regulatory Support:** liaison with state regulatory agencies and prepare compliance filings
- **Electronic Data Interchange (EDI):** EDI provider to clients with in-depth knowledge of clients' activities and is privy to the data flow between the ESCO and the utility such as enrollments, drops, invoices, and payments
- **Customer Billing:** proprietary software, **EnerMark Solutions™**, for invoice generation and distribution as well as payments accounting


GROWTH
STRATEGY

VANTAGE

BAE Growth Opportunities Across Differentiated Business Lines

- **EnerMark Solutions – Software rollout (Expected Q3 2018)**
  - Development of cloud-based proprietary platform to compete with existing software providers
- **Community Solar (Expected Q2 2018)**
  - Joint Venture with solar farm developer
  - Exclusive reseller of 100% renewable energy supply to residential retail customers
- **Vantage Commodities (Ongoing)**
  - Working capital financing for Clean Tech opportunities in support of the goals of the Paris Climate Accord
- **Big Apple Energy – Producer Services (Expected Q2 2018)**
  - Enhanced pipeline optimization opportunities
  - Manage Coal Mine Methane production assets for Carbon Capture Resources
  - Enhance supplier credit position


GROWTH
STRATEGY

VANTAGE

Carbon Capture Resources

- **BAE is positioned to be the exclusive gas reseller for Carbon Capture Resources**
- **Coal Mine Methane**
  - Currently there are 48,600[1] abandoned coal mines in the U.S. The top 10 states emitted 5.6 bcf[2] of Methane in 2017, representing a market opportunity of $17 million[3]
  - Methane buildup at retired coal mines has been identified as an environmental hazard
  - California Air Resources Board has established an exchange to monetize and trade environmental credits generated by flaring or capturing methane emissions. Protocol adopted by the province of Quebec
  - Program authorized through 2030
- **Carbon Capture Resources Develops Production Opportunities for Coal Mine Methane**
  - Entering into leases with coal mine owners
  - Provides logistic solutions to capture methane and transport to interstate pipeline system

Source:
1. Coal Mine Methane Sources, 2014. Retrieved from https://www.epa.gov/cmop/coal-mine-methane-sources#abandonedUndergroundMines
2. Abandoned Coal Mine Methane Opportunities Database, U.S. Environmental Protection Agency, July 2017
3. Based on the current gas price of $3.0 /MMBtu


GROWTH
STRATEGY

BAE will be a participant across the entire energy value chain


Energy Production
Distribution
Retail Energy Supplier
Consumer

Energy Production	Distribution	Retail Energy Supplier	Consumer
• Carbon Capture Resources • Community Solar	BAE Core Optimization and Logistics Operations	BAE/Vantage Back Office and Financing Support	Marketing of Carbon Capture Resources and Community Solar supply



POST-MERGE CORPORATE STRUCTURE



Jensyn Acquisition Corporation (To be renamed Vantage Energy Fund)
BAE Energy Management, LLC
Big Apple Energy, LLC
Clear Choice Energy, LLC
Carbon Capture Resources, LLC[1] (15% Ownership)
Vantage Commodities Financial Services, LLC
Energy Services
Financial Services

Note: 1. Big Apple Energy is negotiating the purchase of 15% of Carbon Capture Resources



CONSOLIDATED FINANCIAL PROJECTIONS

VANTAGE

Consolidated Financials

(in millions USD except for EPS)	2014YE (Actual)[2]	2015YE (Actual)[2]	2016YE[1] (Actual)[2]	2017YE (Projected)[3]	2018YE (Projected)	2019YE (Projected)	2020YE (Projected)
Revenue	$ 199.3	$ 129.4	$ 99.5	$ 91.4	$ 179.1	$ 194.9	$ 215.1
Gross Profit	8.1	12.2	13.3	12.3	19.2	24.3	29.4
Gross Margin	*4.1%*	*9.4%*	*13.4%*	*13.5%*	*10.7%*	*12.5%*	*13.7%*
Pre Tax Income	4.7	7.5	0.5	4.0	12.7	18.5	24.5
Pro forma Net Income	$ 3.5	$ 5.5	$ 0.4	$ 2.9	$ 9.3	$ 13.6	$ 18.0
Net Margin	*1.8%*	*4.3%*	*0.4%*	*3.2%*	*5.2%*	*7.0%*	*8.4%*
Distributable Cash Flow[4]					9.1	14.1	16.5
Expected Dividend Distribution[5]					6.7	8.0	8.0
Pro forma shares outstanding (in millions)					8.0	8.0	8.0
Pro forma earnings per share					$1.16	$1.69	$2.24
EPS CAGR 2018 - 2020							*38.8%*

Notes:
1. 2016 represents 9 months for Vantage (acquired 04/2016)
2. Actual numbers are derived from audited financial statements
3. Based on 09/30/17 unaudited actual numbers and Q4 17 projection
4. After mandatory debt principal repayment of $1.5 million, $3.0 million and $4.0 million for 2018, 2019 and 2020
5. Assume dividend distribution starts in 03/01/2018

Assumptions
- 26.5% tax rate is applied against 2014-2020 so that the tax rate change is normalized for all periods
- Projections for Enermark Solutions and Community Solar are not included


BAE ENERGY
SERVICES
FINANCIAL
PROJECTIONS

VANTAGE

BAE Energy Services

(in millions USD)	2014YE (Actual)[1]	2015YE (Actual)[1]	2016YE (Actual)[1]	2017YE (Projected)[2]	2018YE[3] (Projected)	2019YE (Projected)	2020YE (Projected)
Revenue	$ 199.3	$ 129.4	$ 96.8	$ 86.8	$ 170.0	$ 181.2	$ 197.7
Gross Profit	8.1	12.2	13.5	10.2	13.6	15.5	17.8
Gross Margin	*4.1%*	*9.4%*	*13.9%*	*11.8%*	*8.0%*	*8.6%*	*9.0%*
Pre Tax Income	4.7	7.5	3.3	5.0	9.4	12.0	15.5
Net Income	$ 3.5	$ 5.5	$ 2.4	$ 3.7	$ 6.9	$ 8.8	$ 11.4
Net Margin	*1.7%*	*4.3%*	*2.5%*	*4.2%*	*4.1%*	*4.9%*	*5.8%*

Decrease in revenue from 2014 – 2017 is primarily due to the decrease in underlying commodity prices

EBITDA[4]	$ 5.2	$ 9.8	$ 8.7	$ 8.8	$ 12.2	$ 14.0	$ 16.3
Adjusted EBITDA[4]	$ 8.4	$ 6.9	$ 6.7	$ 9.7	$ 12.2	$ 14.0	$ 16.3
Adjusted EBITDA Margin	*4.8%*	*6.3%*	*11.0%*	*12.5%*	*7.2%*	*7.7%*	*8.2%*

Adjusted EBITDA CAGR 2014-2020:	*11.6%*
Adjusted EBITDA CAGR 2017-2020:	*18.6%*

Notes:

1. Actual numbers for 2014-2016 are derived from audited financial statements
2. Based on 09/30/17 unaudited actual numbers and Q4 17 projection
3. 2018 revenue increase primarily due to BAE directly purchasing electricity for 2 existing customers that previously purchased electricity in their own account. This changes the accounting for these two companies from "margin only" to BAE's revenue base
4. See Reconciliation on page 28

Assumptions:

- Average gas prices from 2018 to 2020: $3.03/Dth, $2.92/Dth, $2.88/Dth
- Weighted average electricity prices from 2018 to 2020: $36.75/Mwh $36.05/Mwh, $38.70/Mwh
- 26.5% tax rate is applied against 2014-2020 so that the tax rate change is normalized for all periods



VANTAGE COMMODITIES FINANCIAL SERVICES PROJECTIONS

VANTAGE

Vantage Commodities

(in millions USD)	2016YE[1] (Actual)[2]	2017YE (Projected)[3]	2018YE (Projected)	2019YE (Projected)	2020YE (Projected)
Revenue	$ 2.7	$ 4.6	$ 9.1	$ 13.8	$ 17.4
Revenue Growth		*70.8%*	*98.4%*	*51.6%*	*26.6%*
Gross Profit	(0.1)	2.1	5.6	8.9	11.5
Gross Margin		*46.8%*	*61.7%*	*64.5%*	*66.2%*
Pre Tax Income	(2.8)	(1.0)	3.3	6.4	8.9
Net Income	$ (2.1)	$ (0.8)	$ 2.4	$ 4.7	$ 6.6
Net Income Margin			*26.6%*	*34.4%*	*37.7%*
Revenue CAGR 2017 - 2020:					*56.2%*

Notes:
1. 2016 represents 9 months only (acquired 04/2016)
2. Actual is derived from audited financial statement
3. Based on 09/30/17 unaudited actual numbers and Q4 17 projection

Assumptions:
- Projected new lending: $72M increase over next three years
- Expect to maintain a ROA of 8-9% from 2018 to 2020
- Overhead base in place to handle growth in lending with minimal increase
- 26.5% tax rate is applied against 2014-2020 so that the tax rate change is normalized for all periods

PUBLICLY-TRADED ESCOs AND ENERGY DISTRIBUTION COMPANIES

VANTAGE

North America	Ticker	Stock Price ($)	Market Cap ($MM)	Enterprise Value ($MM)	Cash ($MM)	Debt ($MM)	Enterprise Value / Sales 2017CY	Enterprise Value / Sales 2018CY	Enterprise Value / EBITDA 2017CY	Enterprise Value / EBITDA 2018CY	Yield (%)	Dividend Payout Ratio	'17-'18 EBITDA Growth (%)	'17-'18 Est. Rev. Growth (%)	(2018CY) EBITDA Margin (%)	Gross Margin (%)
Integrated Retailers																
NRG Energy, Inc.	NRG	27.65	8,676.0	26,165.3	2,236.0	16,906.0	2.21x	2.16x	10.64x	9.24x	0.43	-	15.22	2.24	20.75	19.94
Exelon Corporation	EXC	38.68	37,309.0	73,286.2	2,222.0	35,913.0	2.19x	2.13x	8.64x	7.64x	3.39	58.32	13.07	2.39	25.29	18.91
FirstEnergy Corp.	FE	32.09	14,275.5	36,507.1	470.0	22,552.0	2.52x	2.75x	8.23x	9.32x	4.49	-	-11.67	-8.57	-	25.31
Median							**2.21x**	**2.16x**	**8.64x**	**9.24x**	**3.39**	**58.32**	**13.07**	**2.24**	**23.02**	**19.94**
Average							**2.30x**	**2.35x**	**9.17x**	**8.73x**	**2.77**	**58.32**	**5.54**	**-1.31**	**23.02**	**21.38**
Independent Energy Retailers																
Just Energy Group	JE-CA	4.37	638.6	1,106.9	64.9	383.6	0.38x	0.34x	7.30x	6.12x	9.31	43.10	19.21	9.82	4.93	17.92
Spark Energy	SPKE	11.30	138.7	168.6	12.7	78.4	1.09x	0.97x	8.12x	6.98x	6.42	84.30	16.67	11.78	15.09	27.21
Genie Energy	GNE	4.41	102.9	83.4	29.6	0.7	-	-	-	-	6.80	-	-	-	-	33.66
Crius Energy Trust	KWH.UT-CA	7.57	431.0	503.5	30.9	10.5	0.57x	0.45x	7.32x	5.37x	8.99	62.48	36.46	26.27	7.71	16.01
Median							**0.57x**	**0.45x**	**7.32x**	**6.12x**	**7.90**	**62.48**	**19.21**	**11.78**	**7.71**	**22.57**
Average							**0.68x**	**0.59x**	**7.58x**	**6.15x**	**7.88**	**63.29**	**24.11**	**15.96**	**9.24**	**23.70**
Energy Distribution																
Parkland Fuel Corporation	PKI-CA	23.52	3,087.5	3,703.5	1,283.4	623.8	0.47x	0.33x	12.21x	8.34x	3.99	347.24	46.50	42.12	3.88	9.74
Superior Plus Corp	SPB-CA	9.81	1,399.9	2,136.3	68.5	394.3	1.13x	1.00x	9.26x	8.33x	5.97	139.64	11.16	12.44	12.22	30.86
Median							**0.80x**	**0.67x**	**10.74x**	**8.33x**	**4.98**	**243.44**	**28.83**	**27.28**	**8.05**	**20.30**
Average							**0.80x**	**0.67x**	**10.74x**	**8.33x**	**4.98**	**243.44**	**28.83**	**27.28**	**8.05**	**20.30**
Median							**1.11x**	**0.98x**	**8.44x**	**7.99x**	**5.97**	**73.39**	**15.95**	**10.80**	**12.22**	**19.94**
Average							**1.32x**	**1.27x**	**8.97x**	**7.66x**	**5.53**	**122.51**	**18.33**	**12.31**	**12.84**	**22.17**
BAE Energy Management			**37.4** [2]	**52.8**	**6.9** [3]	**22.4** [3]	**0.61x**	**0.31x**	**5.44x**	**4.33x**	**10.0**	**73.61**	**25.77**	**95.85**	**12.58**	**11.80**

Note:

1. Market data as of 01/26/18. Source: FactSet, company filings
2. Including Jensyn's equity on a pro-rata basis
3. BAE debt and cash balance as of 09/30/2017

VANTAGE

PUBLICLY-TRADED SPECIALTY FINANCE COMPANIES

Small Cap Specialty Finance Companies	Ticker	Stock Price ($)	Market Cap ($MM)	Cash ($MM)	Price/ Earning 2017C	Price/ Earning 2018CY	Yield (%)	Dividend Payout Ratio	Price to Book Value (X)	'17-'18 Est. Rev. Growth (%)
Asta Funding, Inc.	ASFI	7.22	47.0	51.8	-	-	-	-	0.41	-
Elevate Credit,Inc.	ELVT	7.44	308.1	55.1	29.79x	6.62x	-	-	2.97	21.79
Encore Capital Group	ECPG	42.20	1,095.4	188.2	11.89x	10.50x	-	-	1.90	6.48
Nicholas Financial, Inc.	NICK	9.02	71.7	3.7	-	-	-	-	0.63	-
World Acceptance Corp.	WRLD	97.68	1,031.2	25.0	16.05x	13.88x	-	-	1.46	4.70
Lending Club	LC	4.08	1,692.7	707.3	-	-	-	-	1.72	20.25
Ares Capital Corporation	ARCC	16.23	6,934.5	341.0	11.95x	10.31x	9.37	120.63	0.95	10.33
Prospect Capital	PSEC	6.84	2,468.1	264.5	10.71x	10.26x	10.53	195.33	0.74	-6.24
Sachem Capital Corp.	SACH	3.98	60.3	1.1	-	-	8.71	-	1.12	-
Consumer Portfolio Services	CPSS	4.42	99.1	127.1	5.46x	4.87x	-	-	0.47	0.90
Enova International Inc.	ENVA	16.90	568.9	139.9	21.16x	9.98x	-	-	1.86	15.01
PRA Group	PRAA	35.20	1,641.9	113.8	18.89x	21.85x	-	-	1.48	3.10
Regional Management Corp.	RM	28.09	329.8	19.0	12.35x	8.85x	-	-	1.35	9.68
Median					**12.35x**	**10.26x**	**9.37**	**157.98**	**1.35**	**8.08**
Average					**15.36x**	**10.79x**	**9.53**	**157.98**	**1.31**	**8.60**
Vantage Commodities			**26.6**[2]	**0.1**		**8.00x**	**10.0**	**73.61**		**98.76**

Note:

1. Market data as of 01/26/18. Source: FactSet
2. 8.00x 2018 P/E multiple applied to value Vantage Commodities' equity value, including Jensyn's equity on a pro-rata basis



APPENDIX

BAE ENERGY SERVICES EBITDA RECONCILIATION TO NET INCOME

VANTAGE

(in millions USD)	2014YE (Actual)[1]	2015YE (Actual)[1]	2016YE (Actual)[1]	2017YE (Projected)[2]	2018YE (Projected)	2019YE (Projected)	2020YE (Projected)
Pro Forma Net Income	$3.5	$5.5	$2.4	$3.7	$6.9	$8.8	$11.4
Income Taxes	1.2	2.0	0.9	1.4	2.5	3.2	4.1
Interest	0.5	2.3	3.6	3.6	2.8	2.0	0.8
EBITDA	5.2	9.8	6.9	8.7	12.2	14.0	16.3
(Gain) Loss on Warrant	-	(0.8)	1.8	0.2	-	-	-
(Gain) Loss on Derivatives	3.2	(2.1)	(2.0)	0.8	-	-	-
Adjusted EBITDA	$8.4	$6.9	$6.7	$9.7	$12.2	$14.0	$16.3

Notes:

1. Actual numbers are derived from audited financial statements
2. Based on 09/30/17 unaudited actuals and Q4 17 projections

VANTAGE


Thank You

Victor Ferreira
CEO
vferreira@vantageenergyfund.com
55 5th Avenue - 13th Floor
New York, N.Y. 10003
212-229-4899 - Office
917-754-3656 - Cell